UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2006

WAKO LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-113564	20-0262555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Howard Avenue
Suite 232
Des Plaines, Illinois 60018
(Address of Principal Executive Offices/Zip Code)

(847) 294-1600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐  Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 5, 2006, Wako Logistics Group, Inc. (“Wako” or the “Company”) issued a press release announcing that on December 1, 2006, WLG (USA) LLC (“WLG”), a wholly-owned subsidiary of Wako completed the purchase of all of the voting stock (the “Transaction”) of Mares-Shreve & Associates, Inc., a Washington corporation (“MR”) from its two individual shareholders (“Sellers”). MR has a wholly owned subsidiary, Sea Systems Ocean Line, Inc. (“Sea Systems”) that was acquired as part of the Transaction (together, the “MR Group”).

A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.2.

At closing, WLG made an initial cash payment of $1.150 million to the Sellers, and placed $50,000 in a six month escrow account to cover potential claims, if any, that may arise against the MR Group or the Sellers. The final purchase price (“Final Purchase Price”) for MR shares is to be the lesser of $2.0 million or 4 times MR Group’s Earnings Before Taxes (“EBT”) for the year ended August 30, 2006. The right to receive the difference in cash between the Final Purchase Price and $1.2 million (“Cash Earn-Out Payments”) shall be dependent upon the MR Group achieving certain financial targets over the next three calendar years. Also, if certain targets are achieved, Wako may be obligated to issue shares of its common stock (“Wako Shares”) to the Sellers, (together, the” Purchase Price”). In addition to the Wako Shares, the Sellers, as indicated above, are potentially entitled to receive the Cash Earn-Out Payments over the next three calendar years as follows: (i) if the EBT of MR Group, determined on a cumulative basis over the next three calendar years, meets certain targets, WLG shall pay to the Sellers three annual cash payments, which in the aggregate may not exceed $800,000; and (ii) if MR Group’s EBT for the calendar year ending December 31, 2007 exceeds 2006 EBT by at least $25,000, Sellers shall receive an additional earn-out payment in Wako Shares equal to the lesser of $600,000 or four times the difference between adjusted net earnings before taxes for fiscal year ending December 31, 2007 and 2006 EBT. Wako has provided a guarantee to the Sellers for the payment obligations undertaken by WLG in connection with the Transaction.

Wako, the Sellers and MR provided representations and warranties that are typical and consistent for a Transaction of this size and scope. Sellers have also warranted that the net worth of the MR Group at closing shall be at least $1.050 million and have warranted that 100% of the MR Group’s trade receivables on hand as of the closing date will be collected within 150 days. Any shortfall in the collection of the trade receivables must be paid by the Sellers to the MR Group within 10 days following the termination of the 150 day collection period.

The underlying assets of the MR Group consist of its work-in-process inventory, trade receivables, office furniture and equipment, computer hardware and software, certain minor prepaid assets and its customer list. MR Group’s customer base has been very stable with many customers being with the MR Group for over 15 years. MR Group leases office space in Seattle and Long Beach and owns no real property. In addition, the MR Group does not own or lease any transportation assets or warehouse facilities, but contracts for space on ships and aircraft as well as for warehouse facilities to meet the needs of its customers.

The terms of this Transaction were negotiated on an arms-length basis with each party having a full understanding of all of the restrictions and terms and conditions that form part of the consideration for the Transaction, including the terms which may obligate WLG to make deferred cash payments and Wako to issue Wako Shares to the Sellers. The number of Wako shares to be issued to the Sellers is to be valued at their fair market value as of December 31, 2007, with a floor value of $1.00 per share. If the fair market value of Wako’s Shares is less than $1.00, Wako shall have the right to make payment in cash. The Wako Shares which may be issued to the Sellers will have limited Piggy-Back registration rights. In addition, the Sellers have agreed that in the event that they receive any Wako Shares pursuant to the Agreement, that prior to October 15, 2009, neither Seller may sell or otherwise dispose of the Wako Shares, except that one or both Sellers may make a sale of not more than fifty percent (50%) of Wako Shares during the period from April 15, 2009 to October 15, 2009.

The MR Group provides custom brokerage and freight forwarding services from its offices in Seattle, Washington, and Long Beach, California. MR, which was incorporated on May 15, 1979, in Washington state provides customs brokerage services to its customers. Sea Systems, incorporated on February 26, 1991 in Washington state, is a non-asset based freight forwarder and provides a full range of air and sea freight forwarding and related logistics services to its customers. The MR Group mainly serves customers that ship product from Asia to the West Coast of the United States (“US”) for onward shipment to locations throughout the US. Traditionally, the business of the MR Group has been more focused on its customs brokerage practice. Prior to completion of the Transaction, Wako and the MR Group had not worked together.

The foregoing description of the Agreement is qualified in its entirety by the full text of the Agreement which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 2.01 of this Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1
Agreement of Purchase and Sale of Stock (Exhibits A, B and C to the Agreement of Purchase and Sale of Stock have been omitted. Wako agrees to furnish a copy of these documents on a supplemental basis to the Securities and Exchange Commission upon request.)

99.2	Press Release dated December 5, 2006.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAKO LOGISTICS GROUP, INC.

Date: December 7, 2006	By:	/s/ Christopher Wood
Christopher Wood
Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1
Agreement of Purchase and Sale of Stock (Exhibits A, B and C to the Agreement of Purchase and Sale of Stock have been omitted. Wako agrees to furnish a copy of these documents on a supplemental basis to the Securities and Exchange Commission upon request.)

99.2	Press Release dated December 5, 2006.